EMPLOYMENT AGREEMENT

     AGREEMENT effective as of the 1st day of June 2005, between KELLWOOD COMPANY, a Delaware corporation, (the "Corporation"), and ROBERT C. SKINNER, JR. residing at 14 Oldchester Road, Essex Fells, N.J. 07021 (the "Executive").

     NOW, THEREFORE, IT IS AGREED:

     1. Employment. (a) The Corporation hereby employs Executive in an executive capacity as President and Chief Executive Officer, for the period (the "Employment Period") commencing as of June 1, 2005, and ending on May 31, 2008. Executive hereby accepts such employment, and agrees to devote his full time and effort to the services of the Corporation in such executive capacity, and as a Director, if elected, with such other duties as may be reasonably assigned to him by the Board of Directors of the Corporation, and to act in an executive capacity and/or as a Director without additional compensation for any of its subsidiaries - or affiliated companies as the Board of Directors shall require. Executive will be provided offices and appropriate administrative help and shall perform his services at both of the Corporation's corporate offices in St. Louis and New York. Any outside directorships shall be agreed upon and approved in advance by the Board of Directors.


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     (b) Executive is currently a Director of the Corporation and it shall nominate Executive in 2006 to be re-elected as a Director. Executive will be appointed as Chairman of the Board when the current Chairman retires on January 31, 2006. Effective on January 31, 2006 or such other date that Executive is appointed Chairman of the Board, the Corporation will employ Executive in an executive capacity as the Chairman of the Board and as President and Chief Executive Officer as appropriate. Executive shall continue to serve as President and Chief Executive Officer, unless and until the Corporation appoints a replacement or this Agreement is terminated as provided herein.

     (c) The Corporation and the Executive acknowledge that Executive's employment is at will, as defined under applicable law. Anything herein to the contrary notwithstanding, Executive may terminate or the Corporation may terminate Employee's employment at any time, subject to the terms and conditions of this Agreement.

     (d) Upon the occurrence of a "Change in Control" as defined in the Employment Agreement dated as of February 1, 2004, between the Corporation and Executive (the "Change in Control Employment Agreement") the terms and conditions of the Change in Control Employment Agreement shall control and any



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conflicting terms in this Agreement shall automatically be of no further force or effect. The parties agree that the Change in Control Employment Agreement shall control the reasons for and benefits payable upon termination of Executive's employment following a Change in Control, as well as the new Employment Period.

     (e) In the event Executive shall become disabled during the Employment Period, the Corporation shall continue to pay his salary at the same rate and times as in effect on the date of disability. The Corporation shall also continue to provide Executive with all benefits to which he is entitled hereunder. If such disability continues for a continuous period of six months, the Board of Directors of the Corporation, at its option, may thereafter terminate the employment of Executive. Executive shall be entitled to receive the severance benefits described in Section 9(a) subsections (2) prorated cash and LTI bonuses, (3) option vesting, (4) release of CDIP Stock and (5) prorated CDIP dollar amount opportunity. For purposes of this Employment Agreement, disability shall mean a mental or physical illness or condition which in the reasonable judgment of the Board of Directors renders Executive incapable of performing his duties as required hereunder.



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     (f) If Executive dies during the Employment Period, the Corporation shall continue to pay his salary, at the same rate and times as in effect on the date of this death, to the representative of Executive's estate, or otherwise as Executive may by will direct, for a period of one year after his death. Executive shall be entitled to receive the severance benefits described in
Section 9(a) subsections (2) prorated cash and LTI bonuses, (3) option vesting,
(4) release of CDIP Stock and (5) prorated CDIP dollar amount opportunity.

     2. Base Salary. During the Employment Period, the Corporation shall pay to Executive for all services rendered by him to the Corporation in any capacity a minimum annual salary at the rate of Nine Hundred Thousand Dollars ($900,000.00) to be paid in twelve equal monthly payments. Executive's salary shall be reviewed each year in March, subsequent to the January 31 fiscal year end. The first such review will be in March 2006.

     3. Other Compensation. During the Employment Period, the Executive shall be entitled to participate in all compensation and benefit programs (including but not limited to life, medical and disability insurance, retirement savings plan participation, vacation, automobile allowance, Union League Club membership, annual cash bonus, annual stock bonus, deferred compensation plan participation and long- term incentive plan participation) as the Corporation may from time to



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time offer or make available to other executive officers employed by the
Corporation and its subsidiaries. The Corporation also shall provide Executive (and if eligible, his family) medical and major medical insurance coverage on the same basis as provided to other executive officers of the Corporation, as well as participation, if eligible, in any retiree medical plan then in effect. The Corporation shall also provide Executive the coverage under the Corporation's Directors and Officers Liability Policy. Commencing February 1, 2005, Executive shall participate at the opportunity levels set for the CEO in the following benefit plans: annual cash bonus; Corporate Development Incentive Plan; Long Term Incentive Plan; annual auto allowance; and annual tax and financial planning allowance.

     4. Expenses. The Corporation agrees to reimburse Executive for all travel, entertainment and other expenses reasonably incurred by Executive in rendering the services called for by this Agreement, provided that Executive shall submit vouchered expenditures in reasonable detail to the Corporation. Corporation shall issue credit cards to Executive on the same basis as other officers of the Company for this purpose.



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     5. Vacation. Executive shall be entitled each year to a vacation of four weeks, during which time his salary shall be paid in full, to be taken at such time or times that Executive may reasonably select and are mutually convenient for both the Corporation and Executive. Unused vacation time may not be accrued from year to year without the Corporation's prior written approval. Upon the termination of this Agreement, Executive shall be paid for any unused, earned vacation time.

     6. Confidential Information. Executive agrees not to disclose or use at any time, except in pursuit of the business of the Corporation or as required by law, any confidential information of the Corporation, whether Executive has such information in his memory or embodied in writing or other physical form. For purposes of this Agreement the phrase "confidential information" means all information not already publicly available and relating to the Corporation which
(a) is known only to the Corporation's employees, including former employees of the Corporation or employees of affiliated companies, or others in a confidential relationship with the Corporation, and (b) relates to specific business matters, such as operational procedures of the Corporation or customers or accounting procedures of the Corporation.

     7. NonCompete. Executive agrees that, while payments are being made to him hereunder, he will not, directly or indirectly, engage in or have a substantial



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interest in any business which at the time shall be in whole or substantial part competitive with any part of the business carried on by the Corporation or its subsidiaries at the time of termination of Executive's employment, either for his own or family's benefit or with any person, firm or corporation whatsoever, other than the Corporation and its subsidiaries. Executive further agrees that he will report to the Board of Directors of the Corporation any substantial business dealings between himself or his family and Corporation or any of its subsidiaries, including dealings between the Corporation and a company in which he or any of his family has a substantial financial interest. Executive agrees to immediately terminate the business dealing if the Board of Directors of the Corporation determines in good faith that a conflict exists. These restrictions shall continue during the period of time that severance payments are being made, except that Executive may own less than 2% of any publicly traded stock of any corporation.

     8. Corporation's Successor. In the event that the Corporation shall at any time be liquidated or dissolved (either in whole or in substantial part), be merged with or consolidated into any other corporation or corporations, or in the event that all or substantially all of the business and/or assets of the



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Corporation shall be sold or otherwise transferred to another corporation, the provisions of this Agreement shall be binding upon and inure to the benefit of the successor of the Corporation to which such business or assets shall be sold or transferred (the "Corporation's Successor"). The term "Corporation" wherever used in this Agreement shall include the Corporation's Successor.

     9. Severance. (a) If at any time during the Employment Period the Executive's employment (i) is terminated by the Corporation for reasons other than Cause (as it is defined in subsection (c), or the reasons specified in subsection (b) herein), or (ii) the Corporation and Executive do not agree to renew Executive's employment at the end of the Employment Period upon terms at least similar to the terms of this Agreement; then Executive shall be entitled to receive: (1) monthly base salary at the annual rate then in effect for eighteen months after termination of employment, (2) a prorated portion of the then current year's cash bonus opportunity and the Long Term Incentive Plan bonus targets as calculated below, (3) an acceleration and lapse of all the restrictions on exercisability of all outstanding stock options previously granted to Executive, (4) an acceleration and lapse of all restrictions on all



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stock previously awarded and in escrow under the Corporate Development Incentive
("CDIP") Plan, so that said stock is released and delivered to Executive, and
(5) a prorated portion of the then current year's CDIP dollar amount opportunity.

     For purposes of determining bonuses for each respective plan mentioned in subsections (2) and (5) above, the attainment of the performance goal shall be determined by reference to the Corporation's actual performance through the end of the month in which termination occurs, extrapolated in a straight line over the uncompleted portion of the performance period. The resulting award amount shall be prorated by comparing the period from the beginning of each performance period through the end of the month in which termination occurs versus each total performance period. Five bonus calculations will be made for Executive, although actual performance will determine if a bonus will be paid. All bonuses earned shall be paid in equal installments over the 18 months.

     (b) The respective sections cited below explain what payments are due to Executive after termination of employment if at any time during the Employment Period a termination occurs as a result of: (1) death (Section 1(f)), or (2) Change in Control (Section 1 (d)), or (3) disability (Section 1(e)).



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     (c) If at any time during the Employment Period, (1) this Agreement terminates as a result of the Executive voluntarily resigning, or (2) the Corporation terminates the Executive for Cause, then all of the Executive's rights under this Agreement which would accrue following the date of that termination shall cease.

     For these purposes "Cause" shall mean (i) the continued failure by the Executive for a thirty day period to substantially perform his duties with the Corporation (other than any such failure resulting from his incapacity due to physical or mental illness - which is addressed in paragraph 1(e)) after a written demand for substantial performance is delivered to the Executive, which demand specifically identifies the manner in which the Corporation believes that the Executive has not substantially performed his duties or (ii) the engaging by the Executive in an act of dishonesty or other misconduct which is demonstrably and materially injurious to the Corporation monetarily or otherwise. The existence of Cause shall be determined in good faith by the Corporation's Board of Directors.

     10. Mitigation. Executive shall not be obligated to seek other employment in mitigation of the amounts payable under any provision of this Agreement.



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     11. Waiver. No waiver of any breach or failure to perform the terms, covenants and conditions of this Agreement shall be binding upon the parties hereto, unless the same shall be in writing. Any such waiver shall be for one time only and shall not be for any future breach of failure to perform under the terms of this Agreement.

     12. Inventions. Any and all inventions, designs and the like created by Executive during the term of this Agreement, which relate to or are connected with the business then being conducted by the Corporation, shall be the sole and exclusive property of the Corporation. The Corporation shall have the right, at its sole cost and expense, to take out copyrights or obtain letters patent on any such inventions, designs and the like, and such copyrights and renewals thereof shall likewise be the sole and exclusive property of the Corporation. Executive shall, at no cost or expense to him, cooperate in effectuating the registration of any claim to copyright or patent or any other proceedings to afford protection thereunder.

     13. Notices. All notices, requests, offers, demands and other communications hereunder shall be in writing and shall be effectively given or made when mailed by registered or certified mail, return receipt requested, and



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when directed to the party at the address given herein, or to such other address as either party may hereafter designate in writing.

                  If to Executive:

                  Robert C. Skinner, Jr.
                  14 Oldchester Rd.
                  Essex Fells, NJ   07021

                  Or to Executive's other current address as shown on the Company's records

                  If to the Corporation:

                  Kellwood Company
                  600 Kellwood Parkway
                  P.O. Box 14374
                  St. Louis, MO 63178
                  Attention: Secretary

     14. Choice of Law. The Agreement shall be construed in accordance with and governed under the laws of the State of Missouri.

     15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, successors and assigns.

     16. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto and may not be modified, amended, altered or changed except in writing signed by the parties.

     17. Partial Invalidity. If any provision or portion of this Agreement shall, to the extent, be invalid or unenforceable, the remainder of this



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Agreement or the application of such portion or provision in circumstances other than those to which it is held invalid or unenforceable shall not be effected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                            KELLWOOD COMPANY

                                            /s/ Janice E. Page

---------------------------------------     ---------------------------
SECRETARY                                   Janice E. Page
                                            Chair of the Compensation
                                            Committee

                                            EXECUTIVE

                                            /s/ Robert C. Skinner, Jr.

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WITNESS                                     Robert C. Skinner, Jr.



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